                                                                   Exhibit 10.40

[HEWLETT-PACKARD LOGO]


JANUARY 25, 2002

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA. 95110

ATTENTION:  Charlie Leeming

RE: OEM PURCHASE AGREEMENT BY AND BETWEEN HEWLETT-PACKARD COMPANY AND BROCADE COMMUNICATIONS SYSTEMS DATED JANUARY 28, 2000

Dr. Mr. Leeming:

The term of the OEM Purchase Agreement by and between Hewlett-Packard Company ("HP") and Brocade Communications Systems, Inc. ("Brocade") dated January 28,2000 expires on or about January 28, 2002. HP and Brocade agree to extend the term of that agreement until January 28, 2003.

Please indicate your agreement with the above by having an authorized representative of Brocade sign this letter. A copy of the agreement should be sent by fax to Brian Tippens at (916) 785-3081 and the letter with your original signature should then be mailed to Brian.

Please do not hesitate to call Brian on (916) 785-0936 if you have any questions or concerns.

Very truly yours,                           ACKNOWLEDGED AND AGREED

HEWLETT-PACKARD COMPANY                     BROCADE COMMUNICATIONS SYSTEMS, INC.

By                                          By ____________________________
                                               (Authorized Representative)
        Don Kleinshnitz                     Typed Name _____________________
        NSSO-SNS General Manager            Title ____________________________
        January 27, 2002                    Date ____________________________